                                                            Rule 497(e)
                                                            File No. 333-41016



                        BERTHEL GROWTH TRUST II
                       a Delaware business Trust


                   SUPPLEMENTAL DATED MARCH 20, 2001
                 TO PROSPECTUS DATED DECEMBER 20, 2000


              The offering of the shares originally was to terminate on March 20, 2001. However, we reserved the right to extend the offering for up to two periods of ninety days each. On March 19, 2001, the Trust and Berthel Fisher & Company Financial Services, Inc. agreed to extend the offering for an additional ninety days from March 20, 2001. We may extend the offering for one additional ninety day period at the conclusion of this extension period.